                                                                    EXHIBIT 99.1

CASE NAME:      KEVCO, INC.                                        ACCRUAL BASIS

CASE NUMBER:    401-40783-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                   EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                                CHIEF FINANCIAL OFFICER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                       DECEMBER 18, 2001
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            -----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       DECEMBER 18, 2001
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED          MONTH           MONTH
ASSETS                                                            AMOUNT          OCT-01          NOV-01          MONTH
------                                                         ------------    ------------    ------------     ---------
1.  Unrestricted Cash (FOOTNOTE)                                      1,000           1,000           1,000
2.  Restricted Cash
3.  Total Cash                                                        1,000           1,000           1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                             459,000       1,700,000               0
9.  Total Current Assets                                            460,000       1,701,000           1,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)              4,790,071       6,814,921       6,814,921
15. Other (Attach List)                                         613,299,110     310,687,331     310,687,331
16. Total Assets                                                618,549,181     319,203,252     317,503,252

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                          74,896,014      76,005,661
23. Total Post Petition Liabilities                                              74,896,014      76,005,661

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                      75,885,064      14,891,816      13,358,109
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                         136,505,780     141,833,049     141,833,049
28. Total Pre Petition Liabilities                              212,390,844     156,724,865     155,191,158
29. Total Liabilities                                           212,390,844     231,620,879     231,196,820

EQUITY

30. Pre Petition Owners' Equity                                                 406,158,337     406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                    (6,444,301)     (7,720,242)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                   (312,131,663)   (312,131,663)
33. Total Equity                                                                 87,582,373      86,306,432
34. Total Liabilities and Equity                                                319,203,252     317,503,252

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:     401-40783-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                        SCHEDULED       MONTH        MONTH
ASSETS                                                   AMOUNT        OCT-01        NOV-01         MONTH
------                                                ------------  ------------  ------------   -----------
A.  Prepaid Escrowed Retention Pmts                        459,000
B.  Escrowed Receivables from Asset Sales (FOOTNOTE)                   1,700,000             0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                459,000     1,700,000             0

A.  Capitalized loan costs                               4,790,071     4,311,436     4,311,436
B.  Investment in Subsidiaries                                         2,503,485     2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                   4,790,071     6,814,921     6,814,921

A.  Intercompany Receivables (FOOTNOTE)                306,649,555
B.  Interco. Promissory Note (FOOTNOTE)                235,981,314   235,981,314   235,981,314
C.  Interco. Royalties (FOOTNOTE)                       70,668,241    74,706,017    74,706,017
D.
E.

TOTAL OTHER ASSETS - LINE 15                           613,299,110   310,687,331   310,687,331

POST PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                      63,071,490    62,994,369
B.  Accrued Interest on Notes/Bonds                                   11,824,524    13,011,292
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                 74,896,014    76,005,661

PRE PETITION LIABILITIES

A.  Interco. Liabilities (FOOTNOTE)                      8,005,780     8,005,780     8,005,780
B.  10 3/8% Sr. Sub. Notes                             105,000,000   105,000,000   105,000,000
C.  Senior Sub. Exchangeable Notes                      23,500,000    23,500,000    23,500,000
D.  Accrued Interest on Notes/Bonds                                    5,327,269     5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                  136,505,780   141,833,049   141,833,049

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:     401-40783-BJH-11



INCOME STATEMENT
                                                MONTH             MONTH                        QUARTER
REVENUES                                        OCT-01            NOV-01         MONTH          TOTAL
--------                                      -----------       -----------   -----------    -----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense                            2,328,269         1,275,941                    3,604,210
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                (2,328,269)       (1,275,941)                  (3,604,210)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                          (2,328,269)       (1,275,941)                  (3,604,210)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:       401-40783-BJH-11


CASH RECEIPTS AND                               MONTH          MONTH                       QUARTER
DISBURSEMENTS                                   OCT-01         NOV-01        MONTH          TOTAL
-------------                                   ------         ------        -----         -------
1.  Cash - Beginning Of Month                         SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
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



CASE NAME:   KEVCO, INC., ET AL                 SUPPLEMENT TO ACCRUAL BASIS -3
                                                NOVEMBER, 2001
CASE NUMBER: 401-40783-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP         MFG          MGMT        KEVCO INC      TOTAL
                                              -------      ---------    ----------     ---------    ---------
1.  CASH-BEGINNING OF MONTH                         --       150,805     3,592,787         1,000    3,744,592

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                      --            --                                       --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                    --            --                                       --
4.  POST PETITION                                   --            --

5.  TOTAL OPERATING RECEIPTS                        --            --            --            --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                              --                                       --
7.  SALE OF ASSETS                             161,834     1,461,045                                1,622,879
8.  OTHER                                        9,755           879         6,258         4,701       21,593
     INTERCOMPANY TRANSFERS                     (8,140)       15,437        (7,297)                        --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                               9,755
             INTEREST INCOME                                                 6,258         4,701

9.  TOTAL NON OPERATING RECEIPTS               163,449     1,477,361        (1,039)        4,701    1,644,472

10. TOTAL RECEIPTS                             163,449     1,477,361        (1,039)        4,701    1,644,472

11. CASH AVAILABLE                             163,449     1,628,166     3,591,748         5,701    5,389,064

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                             18,582                     18,582
13. PAYROLL TAXES PAID                                            --         6,780                      6,780
14. SALES, USE & OTHER TAXES PAID                                 --            11                         11
15. SECURED/RENTAL/LEASES                                         --         1,741                      1,741
16. UTILITIES                                      600            --           339                        939
17. INSURANCE                                                     --        13,130                     13,130
18. INVENTORY PURCHASES                                           --                                       --
19. VEHICLE EXPENSE                                               --                                       --
20. TRAVEL                                                        --                                       --
21. ENTERTAINMENT                                                 --                                       --
22. REPAIRS & MAINTENANCE                                         --                                       --
23. SUPPLIES                                                      --                                       --
24. ADVERTISING                                                                                            --
25. OTHER                                      162,849     1,477,367         9,065         4,701    1,653,982
          LOAN PAYMENTS                        161,834     1,461,045            --         4,701    1,627,580
             FREIGHT                                62         6,324                                    6,386
             CONTRACT LABOR                                       --                                       --
             401 K PAYMENTS                                       --                                       --
             PAYROLL TAX ADVANCE ADP                                                                       --
             WAGE GARNISHMENTS                                                                             --
             MISC.                                 953         9,998         9,065                     20,016

26. TOTAL OPERATING DISBURSEMENTS              163,449     1,477,367        49,648         4,701    1,695,165

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             --        38,768                     38,768
28. US TRUSTEE FEES                                               --                                       --
29. OTHER                                                                                                  --
30. TOTAL REORGANIZATION EXPENSE                    --            --        38,768            --       38,768

31. TOTAL DISBURSEMENTS                        163,449     1,477,367        88,416         4,701    1,733,933

32. NET CASH FLOW                                   --            (6)      (89,455)           --      (89,461)

33. CASH- END OF MONTH                              --       150,799     3,503,332         1,000    3,655,131

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:      401-40783-BJH-11

                                           SCHEDULED            MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT             OCT-01          NOV-01        MONTH
-------------------------                  ---------           ------          ------        -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                    0                0             0

AGING OF POST PETITION                                      MONTH:  NOVEMBER-01
TAXES AND PAYABLES                                                -------------

                              0 - 30    31 - 60    61 - 90    91 +
TAXES PAYABLE                  DAYS      DAYS       DAYS      DAYS     TOTAL
-------------                 ------    -------    -------    ----     -----
1.  Federal
2.  State
3.  Local
4.  Other (Attach List)
5.  Total Taxes Payable                                                  0
6.  Accounts Payable                                                     0

                                                            MONTH:  NOVEMBER-01
                                                                  -------------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX    AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                   LIABILITY*     AND/OR ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                 -------------    ---------------       -------------     ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes                                                                              0

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                                                            0
16. Total Taxes                                                                                      0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO, INC.                                ACCRUAL BASIS - 5

CASE NUMBER:        401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:  NOVEMBER-01
                                                                   -------------

BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                            -----------------    -----------
A.  BANK:                                       Bank of America                        Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                               3750768521                            (Attach List)
C.  PURPOSE (TYPE):                              DIP Account
1.  Balance Per Bank Statement                           1,000                                               1,000
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                          1,000                                               1,000
6.  Number of Last Check Written                     N/A


INVESTMENT ACCOUNTS

                                             DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER               OF PURCHASE    INSTRUMENT   PURCHASE PRICE     CURRENT VALUE
---------------------------               -----------    ----------   --------------     -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                           0

CASH

12. Currency On Hand                                                                            0
13. Total Cash - End of Month                                                               1,000

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 6

CASE NUMBER:  401-40783-BJH-11                             MONTH:    NOVEMBER-01
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF          AMOUNT       TOTAL PAID
             NAME                     PAYMENT           PAID         TO DATE
             ----                     -------          ------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                           TOTAL
                               AUTHORIZING       AMOUNT    AMOUNT     TOTAL PAID    INCURRED
             NAME                PAYMENT        APPROVED    PAID       TO DATE      & UNPAID*
             ----              -----------      --------   ------     ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                             SCHEDULED    AMOUNTS       TOTAL
                              MONTHLY      PAID         UNPAID
                             PAYMENTS     DURING         POST
   NAME OF CREDITOR             DUE        MONTH       PETITION
   ----------------          --------     -------     ----------
1.  Bank of America                                   13,358,109
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                             13,358,109

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:         KEVCO, INC.                              ACCRUAL BASIS - 7

CASE NUMBER:       401-40783-BJH-11
                                                             MONTH:  NOVEMBER-01
                                                                   -------------
QUESTIONNAIRE

                                                                                  YES      NO
                                                                                  ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                        X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                    X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                X

5.   Have any Post Petition Loans been received by the debtor from any party?               X

6.   Are any Post Petition Payroll Taxes past due?                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                          X

8.   Are any Post Petition Real Estate Taxes past due?                                      X

9.   Are any other Post Petition Taxes past due?                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                     X

12.  Are any wage payments past due?                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                  YES      NO
                                                                                  ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                          X

2.   Are all premium payments paid current?                                        X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

    TYPE OF POLICY          CARRIER               PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------          -------               --------------        --------------------------
General Liability        Liberty Mutual           9/1/00-3/1/02             Semi-Annual $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40783-BJH-11                           ACCRUAL BASIS

                                                        MONTH:       NOVEMBER-01
                                                              ------------------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER         FOOTNOTE / EXPLANATION
------       -----------         ----------------------
  1               1              Pursuant to the February 12, 2001 Order (1)
  3               1              Authorizing Continued Use of Existing Forms and
                                 Records; (2) Authorizing Maintenance of
                                 Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to
                                 Comply with 11 U.S.C. Section 345 Investment
                                 Guidelines, funds in the Bank of America and
                                 Key Bank deposit accounts are swept daily into
                                 Kevco's lead account number 1295026976. The
                                 Bank of America lead account is administered
                                 by, and held in the name of Kevco Management
                                 Co. Accordingly, all cash receipts and
                                 disbursements flow through Kevco Management's
                                 Bank of America DIP account. A schedule
                                 allocating receipts and disbursements among
                                 Kevco, Inc. and its subsidiaries is included in
                                 this report as a Supplement to Accrual Basis
                                 -3.

  1               8B             Pursuant to Asset Purchase Agreements approved
  1              22A             by the Court (see prior Monthly Operating
  1              24              Reports for details), the Kevco Debtors have
                                 sold most of their assets. During November,
                                 escrowed receivables were released and paid to
                                 Debtors' secured lender.

  1              15A,B,C         Intercompany assets were inadvertently doubled
  1              32              on Debtor's Schedules. The adjustment to equity
                                 corrects the error.

  1              15B,C           Intercompany receivables/payables are from/to
  1              22A             co-debtors Kevco Management Co. (Case No.
  1              27A             401-40788-BJH), Kevco Distribution, LP (Case
  7              3               No. 401-40789-BJH).